                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 APRIL 21, 2003
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                              SONUS NETWORKS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                             000-30229                 04-3387074
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(State or Other Jurisdiction of     (Commission               (IRS Employer
       Incorporation)               File Number)            Identification No.)

                       5 CARLISLE ROAD, WESTFORD, MA 01886

            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 692-8999

              (Registrant's telephone number, including area code)
                                 ---------------

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ITEM 5. OTHER EVENTS.

         On April 22, 2003, Sonus Networks, Inc. (the "Company") announced the pricing of a public offering of 20,000,000 shares of its common stock at $3.05 per share. The Company expects the issuance and delivery of the shares to occur on April 24, 2003. Goldman, Sachs & Co. acted as sole underwriter for the offering.

         The Underwriting Agreement, dated as of April 21, 2003, by and between the Company and Goldman, Sachs & Co. and the Company's press release announcing such offering are filed as exhibits to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             EXHIBIT
             NUMBER            DESCRIPTION
             Exhibit 1.1       Underwriting Agreement, dated April 21, 2003, by
                               and between Sonus Networks, Inc. and Goldman, Sachs & Co.

             Exhibit 99.1      Press Release, dated April 22, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2003            SONUS NETWORKS, INC.
      ---------------
                                By: /s/ Hassan M. Ahmed
                                   --------------------------------------------
                                   Hassan M. Ahmed
                                   President and Chief Executive Officer